Goodwill and Other Intangible Assets	12 Months Ended
Dec. 29, 2012
Goodwill and Other Intangible Assets
9.	Goodwill and Other Intangible Assets

Goodwill

The change in the carrying amount of goodwill is as follows:

In thousands	Scholastic	Memory Book	Marketing and Publishing Services	Total
Balance at December 31, 2011	$309,878	$391,178	$282,058	$983,114
Goodwill additions during the period	—	—	—	—
Impairment of goodwill	(8,900)	—	(55,317)	(64,217)
Currency translation	49	—	—	49

Balance at December 29, 2012	$301,027	$391,178	$226,741	$918,946

Goodwill is measured as the excess of the cost of an acquired entity over the fair value assigned to identifiable assets acquired and liabilities assumed. The Company is required to test goodwill and other intangible assets with indefinite lives for impairment annually or more frequently if impairment indicators occur. The impairment test requires management to make judgments in connection with identifying reporting units, assigning assets and liabilities to reporting units, assigning goodwill and other indefinite-lived intangible assets to reporting units and determining the fair value of each reporting unit.

As part of the annual impairment analysis for each reporting unit, the Company engaged a third-party appraisal firm to assist in the determination of the estimated fair value of each unit. This determination included estimating the fair value using both the income and market approaches. The income approach requires management to estimate a number of factors for each reporting unit, including projected future operating results, economic projections, anticipated future cash flows and discount rates. The market approach estimates fair value using comparable marketplace fair value data from within a comparable industry grouping. Where applicable, the Company weighted both the income and market approach equally to estimate the concluded fair value of each reporting unit. The projections are based on management’s best estimate given recent financial performance, market trends, strategic plans and other available information. Changes in these estimates and assumptions could materially affect the determination of fair value and/or impairment for each reporting unit.

The most recent impairment testing was completed as of the beginning of the fourth quarter of fiscal year 2012, at which time the Company recognized impairment charges of $29.3 million and $26.0 million relating to an impairment of goodwill in its publishing services and direct mail reporting units, respectively, which are included in the Marketing and Publishing Services segment, and an $8.9 million impairment of goodwill in its Neff reporting unit which is included in its Scholastic segment. The impairment charges were primarily attributable to ongoing negative industry-specific factors, including continued constraints in government funding for educational textbook purchasing, the shift towards digital books in the trade book industry, competitive pricing pressures and excess capacity in the print and related services industry and reduced consumer spending levels on scholastic and affinity related products. We observed a decline in the operating results of the respective reporting units which led management to reduce forecasted sales and profitability for the remainder of 2012 and the discrete periods included in the projections.

As part of such impairment test, we first determined that the fair value of each of the publishing services, direct mail and Neff reporting unit’s indefinite-lived intangible assets was equal to or exceeded its carrying value as of the testing date. We next evaluated the recoverability of each reporting unit’s amortizable and depreciable long-lived assets by comparing the carrying value of the respective asset group to the estimated undiscounted future cash flows expected to be generated from such assets. Based on the fact that the undiscounted future cash flows of the respective asset groups over their expected remaining useful lives exceeded their respective carrying values, there was no indication of a lack of recoverability of such cash flows and, therefore, no impairment was measured. We then commenced a two- step impairment test of each reporting unit’s goodwill which had an aggregate pre-impairment carrying value of $128.9 million. In each of the Step 1 tests performed, the carrying value of each reporting unit exceeded its estimated fair value and, therefore, we proceeded to Step 2. In Step 2, the calculation determined that the aggregate implied fair value of the reporting unit’s goodwill was $64.7 million and, accordingly, we recognized a pre-tax impairment charge of $64.2 million relating to the carrying value of goodwill.

The fair value of each of the other reporting units tested for impairment was substantially in excess of its carrying value except for a reporting unit in the Scholastic segment. The fair value of such reporting unit exceeded its carrying value by 12.2% and goodwill of such reporting unit was $295.8 million as of December 29, 2012. The impact of a 10% decrease in estimated future cash flows for such reporting unit, which is primarily influenced by projections of future revenue, would not result in failing the Step 1 test. The reported value of goodwill and indefinite-lived intangible assets at the end of 2012 and 2011 totaled approximately $1,180.4 million and $1,244.6 million, respectively.

Other Intangible Assets

Information regarding other intangible assets as of December 29, 2012 and December 31, 2011 is as follows:

		2012			2011
In thousands	Estimated useful life	Gross carrying amount	Accumulated amortization	Net	Gross carrying amount	Accumulated amortization	Net
School relationships	10 years	$330,000	$(311,034)	$18,966	$330,000	$(278,161)	$51,839
Internally developed software	2 to 5 years	8,600	(8,600)	—	9,800	(9,800)	—
Patented/unpatented technology	3 years	14,767	(12,102)	2,665	12,692	(11,670)	1,022
Customer relationships	4 to 40 years	159,969	(61,167)	98,802	158,339	(48,811)	109,528
Trademarks (definite lived)	20 years	489	(65)	424	471	(32)	439
Restrictive covenants	3 to 10 years	53,189	(34,203)	18,986	55,459	(31,373)	24,086

		567,014	(427,171)	139,843	566,761	(379,847)	186,914
Trademarks	Indefinite	261,480	—	261,480	261,480	—	261,480

		$828,494	$(427,171)	$401,323	$828,241	$(379,847)	$448,394

Amortization expense related to other intangible assets was $54.6 million for 2012, $55.8 million for 2011 and $57.1 million for 2010.

Based on the intangible assets in service as of December 29, 2012, estimated amortization expense for each of the five succeeding fiscal years is $36.8 million for 2013, $15.7 million for 2014, $14.6 million for 2015, $12.5 million for 2016 and $9.0 million for 2017.